CERTIFICATION PURSUANT TO

                             18 U.S.C. SECTION 1350,

                             AS ADOPTED PURSUANT TO

                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

            For purposes of 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned, Anthony Principe, the chief financial officer of On2 Technologies, Inc. (the "Company"), hereby certifies that, to his knowledge:

      (i) the Annual Report on Form 10-Q of the Company for the quarter ended March 31, 2006, as filed with the Securities and Exchange Commission on the date hereof (the "Report") fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                          By:  /s/ ANTHONY PRINCIPE
                                             ----------------------------------
                                                   Anthony Principe
                                                Chief Financial Officer
                                                On2 Technologies, Inc.
May 5, 2006